SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 18, 2002
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                        SAVVIS COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                         0-29375              43-1809960
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(State or Other Jurisdiction          (Commission File        (IRS Employer
of Incorporation or Organization)           Number)        Identification No.)



     12851 Worldgate Drive, Herndon, Virginia                        20170
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     (Address of Principal Executive Office)                       (Zip Code)


       Registrant's telephone number, including area code: (703) 234-8000
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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.           OTHER EVENTS.

                  On March 18, 2002, the registrant issued an aggregate of 117,200 shares of the registrant's Series A Convertible Preferred Stock, par value $.01 per share, at a purchase price of $1,000 per share to Welsh, Carson, Anderson & Stowe VIII, L.P. ("WCAS VIII") and several entities and individuals affiliated with WCAS VIII pursuant to a securities purchase agreement, dated as of March 6, 2002, among the registrant and such entities and individuals. On that same date, the aggregate principal amount of, and all accrued interest on, the 12% convertible senior secured notes due 2005 issued by the registrant to Reuters Holdings Switzerland SA ("Reuters") pursuant to the terms of the securities purchase agreement, dated as of May 16, 2001, between the registrant and Reuters, was converted into 40,870 shares of the registrant's Series A Convertible Preferred Stock in accordance with the terms of such notes.

                  In addition, the registrant entered into an investor rights agreement, dated as of March 6, 2002, with the purchasers of the Series A Convertible Preferred Stock, Reuters and several other investors. This investor rights agreement replaces the registration rights agreement, dated as of February 7, 2000, among the registrant, WCAS VIII and several entities and individuals affiliated with WCAS VIII and the registration rights agreement, dated as of May 16, 2001, between the registrant and Reuters. WCAS VIII and affiliated entities collectively are a principal stockholder of the registrant.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (c) Exhibits.



                  4.2 Certificate of Designations relating to the registrant's Series A Convertible Preferred Stock.

                  10.1 Securities Purchase Agreement, dated as of March 6, 2002, among the registrant, Welsh, Carson, Anderson & Stowe VIII, L.P. and the various entities and individuals affiliated with Welsh, Carson, Anderson & Stowe VIII, L.P. listed on Annex I thereto.

                  10.2 Investor Rights Agreement, dated as of March 6, 2002, among the registrant, Welsh, Carson, Anderson & Stowe VIII, L.P., the various entities and individuals affiliated with Welsh, Carson, Anderson & Stowe VIII, L.P. listed on the signature pages thereto, Reuters Holdings Switzerland SA and the other Investors (as defined therein).

                  99.1  Press release, dated March 14, 2002.







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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            SAVVIS COMMUNICATIONS CORPORATION



Date: March 27, 2002                  By: /s/ Robert A. McCormick
                                          -------------------------
                                          Name:      Robert A. McCormick
                                          Title:     Chief Executive Officer and
                                                     Chairman of the Board








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                                  EXHIBIT INDEX
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

Exhibit No.       Description
-----------       -----------
4.2               Certificate of Designations relating to the registrant's Series A Convertible
                  Preferred Stock.

10.1              Securities  Purchase  Agreement,  dated as of March 6, 2002, among the registrant,  Welsh,
                  Carson,  Anderson & Stowe VIII, L.P., and the various entities and individuals  affiliated with Welsh, Carson, Anderson & Stowe VIII, L.P. listed on Annex I thereto.

10.2 Investor Rights Agreement, dated as of March 6, 2002, among the registrant, Welsh, Carson, Anderson & Stowe
                  VIII, L.P., the various entities and individuals affiliated with Welsh, Carson, Anderson & Stowe VIII,
                  L.P. listed on the signature pages thereto, Reuters
                  Holdings Switzerland SA and the other Investors (as defined therein).

99.1              Press release, dated March 14, 2002.


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